TAXATION	12 Months Ended
Dec. 31, 2018
TAXATION
TAXATION

5 TAXATION

Accounting policy

The charge for current taxation is based on the results for the year as adjusted for items which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

The Group operates in numerous tax jurisdictions around the world and it is Group policy to submit its tax returns to the relevant tax authorities as promptly as possible. At any given time, the Group is involved in disputes and tax audits and will have a number of tax returns potentially subject to audit. Significant issues may take several years to resolve. In estimating the probability and amount of any tax charge, management takes into account the views of internal and external advisers and updates the amount of tax provision whenever necessary. The ultimate tax liability may differ from the amount provided depending on factors including interpretations of tax law, settlement negotiations or changes in legislation.

Deferred tax is recognised in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes.

Deferred tax is not recognised: for temporary differences related to investments in subsidiaries and associates where the Group is able to control the timing of the reversal of the temporary difference and it is probable that this will not reverse in the foreseeable future; on the initial recognition of non-deductible goodwill; and on the initial recognition of an asset or liability in a transaction that is not a business combination and that, at the time of the transaction, does not affect the accounting or taxable profit.

Deferred tax assets are recognised to the extent that it is probable that future taxable profits will be available against which they can be used. Deferred tax assets are reviewed at each reporting date.

Deferred tax is measured on an undiscounted basis, and at the tax rates that have been enacted or substantively enacted by the reporting date that are expected to apply in the periods in which the asset or liability is settled. It is recognised in the income statement except when it relates to items credited or charged directly to other comprehensive income or equity, in which case the deferred tax is also recognised within other comprehensive income or equity respectively.

Deferred tax assets and liabilities are offset when they relate to income taxes levied by the same taxation authority, when the Group intends to settle its current tax assets and liabilities on a net basis and that authority permits the Group to make a single net payment.

5.1 Taxation charge attributable to the Group

	2018	2017	2016
	$ million	$ million	$ million
Current taxation:
UK corporation tax	27	23	23
Overseas tax	131	177	261
Current income tax charge	158	200	284
Adjustments in respect of prior periods	(33)	(60)	(53)
Total current taxation	125	140	231
Deferred taxation:
Origination and reversal of temporary differences	(3)	32	24
Changes in tax rates	1	(49)	–
Adjustments to estimated amounts arising in prior periods	(5)	(11)	23
Total deferred taxation	(7)	(28)	47
Total taxation as per the income statement	118	112	278
Taxation in other comprehensive income	(4)	9	(10)
Taxation in equity	(1)	3	(2)
Taxation attributable to the Group	113	124	266

The 2018 net prior period adjustment benefits of $38m mainly relate to the expiry of statute of limitations and tax accrual to tax return adjustments, partially offset by an increase in certain other tax provisions. The 2017 and 2016 net prior period adjustment benefits of $71m and $30m respectively mainly relate to provision releases following agreement reached with the IRS on US tax matters after the conclusion of US tax audits in 2017 and 2016, provision releases on the expiry of statute of limitations, and tax accrual to tax return adjustments, partially offset by an increase in certain other tax provisions.

Included in the total 2017 tax charge is a $32m net benefit as a result of the US tax reform legislation enacted in December 2017, which comprises a benefit from a revaluation of deferred tax balances included within changes in tax rates, partially offset by a current tax charge relating to the deemed repatriation of foreign profits not previously taxed in the US.

Total taxation as per the income statement of $118m includes a $51m net credit (2017: $58m net credit, 2016: $48m net charge) as a consequence of restructuring and rationalisation costs, acquisitions and disposals, amortisation and impairment of acquisition intangibles, and legal and other items. In 2017, the net credit included a net benefit from US tax reform.

Factors affecting future tax charges

The Group operates in numerous tax jurisdictions around the world and is subject to factors that may affect future tax charges including the review by the European Commission into whether the UK CFC financing exemption rules constitute illegal State Aid (see below), transfer pricing, tax rate changes, tax legislation changes, tax authority interpretation, expiry of statute of limitations and resolution of tax audits and disputes.

At any given time the Group has unagreed years outstanding in various countries and is involved in tax audits and disputes, some of which may take several years to resolve. Provisions are based on best estimates and management’s judgements concerning the likely ultimate outcome of the audit or dispute. Management consider the specific circumstances of each tax position and takes external advice, where appropriate, to assess the range of potential outcomes and estimate additional tax that may be due. Current tax payable of $223m (2017: $233m) includes $178m (2017: $201m) of provisions, penalties and interest for uncertain tax positions which relate to multiple issues across the jurisdictions in which the Group operates. Other creditors includes $8m of other interest on these provisions. The anticipated impact of IFRIC 23 is not expected to give rise to a material difference to the tax risk provisions.

The Group believes that it has made adequate provision in respect of additional tax liabilities that may arise from unagreed years and tax audits and disputes, the majority of which relate to transfer pricing matters as would be expected for a Group operating internationally. However, the actual liability for any particular issue may be higher or lower than the amount provided, resulting in a negative or positive effect on the tax charge in any given year. A reduction in the tax charge may also arise for other reasons such as an expiry of the relevant statute of limitations. Whilst the impact can vary from year-to-year, we believe the possibility of a material adverse impact on the tax charge for 2019 is remote. Depending on the final outcome of certain tax audits which are currently in progress, possible statute of limitations expiry and other factors, a credit to the tax charge at or around similar levels in recent years could arise. In respect of the risks provided for at 31 December 2018, we do not envisage circumstances that would give rise to a release of more than approximately half of the provisions held.

As referenced in our 2017 Annual Report, one of the factors that may affect our future tax charge is the review by the European Commission (EC) into whether the UK CFC financing exemption rules between 2013 and 2018 constituted illegal State Aid. The EC issued its preliminary view in October 2017 that the financing exemption did constitute State Aid and their final decision, following their investigation, is expected in 2019. Depending on the outcome, this may then be subject to a further legal process. The financing exemption was introduced into UK legislation by the British government in 2013. In line with many other UK-based international groups which have followed this legislation, we may be affected by the final outcome. If the preliminary findings of the EC investigation were ultimately to be upheld, we calculate our maximum potential liability as at 31 December 2018 to be approximately $147m. We do not consider at present that any provision is required in respect of this amount based on our current assessment of the issue.

In December 2016, the Group appealed to the First Tier Tribunal in the UK against a decision by HM Revenue and Customs (HMRC) relating to the tax deductibility of historical foreign exchange losses. The decision of the Tribunal was released on 8 February 2017 and it upheld the Group’s appeal. HMRC appealed against this decision and their appeal was heard by the Upper Tribunal in June 2018. The decision was released on 29 November 2018 and it upheld the decision of the First Tier Tribunal. In the event that HMRC either is not granted leave to appeal or is not successful in their appeal, with the result that the Group is ultimately successful in the Courts, the Group’s tax charge would be reduced in the year of success. Whether HMRC will be granted leave to appeal in the Court of Appeal is uncertain at the present date. No  tax benefit for these losses has been taken to date. Should the case become final in 2019, we estimate that we would receive a tax refund of approximately $100m. In addition, remaining losses would be potentially available to offset future profits, the benefit of which will depend on future facts and circumstances.

In 2016, the UK Government enacted legislation to reduce the main rate of UK statutory corporation tax to 19.0% from 1 April 2017 and 17.0% from 1 April 2020.

The UK standard rate of corporation tax for 2018 is 19.0% (2017: 19.3%, 2016: 20.0%). Overseas taxation is calculated at the rates prevailing in the respective jurisdictions. The table below reconciles the expected tax charge at the UK statutory rate with the actual tax charge:

	2018	2017	2016
	$ million	$ million	$ million
Profit before taxation	781	879	1,062
Expected taxation at UK statutory rate of 19.0% (2017: 19.3%, 2016: 20.0%)	148	169	212
Differences in overseas taxation rates[1]	(5)	48	34
Disposal of the Gynaecology business (mainly at the US tax rate)	–	–	56
Benefit of US Manufacturing deduction	–	(9)	(7)
R&D tax credits	(6)	(3)	(3)
Tax losses not recognised	4	10	1
Utilisation of previously unrecognised tax losses	(1)	(6)	(9)
Impact of US tax reform	–	(32)	–
Expenses not deductible for tax purposes	15	11	23
Change in tax rates	1	(5)	1
Adjustments in respect of prior years[2]	(38)	(71)	(30)
Total taxation as per the income statement	118	112	278
1	Reflects the geographical mix of profits offset by the impact of intra-group loans provided to finance US acquisitions and business operations.
2	The adjustments in respect of prior years are explained on the previous page.

5.2 Deferred taxation

Movements in the main components of deferred tax assets and liabilities were as follows:

					Inventory,
	Accelerated		Retirement		provisions,
	tax		benefit	Macrotexture	losses and other
	depreciation	Intangibles	obligations	claims	differences	Total
	$ million	$ million	$ million	$ million	$ million	$ million
At 31 December 2016	(73)	(209)	28	52	205	3
Exchange adjustment	1	(2)	2	–	13	14
Movement in income statement – current year	(9)	15	(6)	(1)	(31)	(32)
Movement in income statement – prior years	2	4	–	–	5	11
Movement in other comprehensive income	–	–	(17)	–	4	(13)
Movement in equity	–	–	–	–	(3)	(3)
Changes in tax rate	29	71	–	(18)	(33)	49
Acquisitions	–	(22)	–	–	23	1
At 31 December 2017	(50)	(143)	7	33	183	30
Adjustment on initial application of IFRS 9	–	–	–	–	3	3
Adjusted balance at 1 January 2018	(50)	(143)	7	33	186	33
Exchange adjustment	–	2	–	–	(7)	(5)
Movement in income statement – current year	11	14	–	(33)	11	3
Movement in income statement – prior years	(12)	1	4	–	12	5
Movement in other comprehensive income	–	–	(6)	–	(3)	(9)
Movement in equity	–	–	–	–	1	1
Changes in tax rate	(1)	–	–	–	–	(1)
At 31 December 2018	(52)	(126)	5	–	200	27

Represented by:

	2018	2017
	$ million	$ million
Deferred tax assets	126	127
Deferred tax liabilities	(99)	(97)
Net position at 31 December	27	30

The Group has gross unused trading and non-trading tax losses of $149m (2017: $271m) and gross unused capital losses of $102m (2017: $113m) available for offset against future profits of which $14m of trading losses will expire within 3-8 years from the balance sheet date if not utilised. A deferred tax asset of $28m (2017: $38m) has been recognised in respect of $74m (2017: $132m) of the trading and non-trading tax losses. No deferred tax asset has been recognised on the remaining unused tax losses as they are not expected to be realised in the foreseeable future. There are no temporary differences in respect of investments in subsidiaries and associates for which deferred tax liabilities have not been recognised (2017: $nil).